SUPPLEMENT DATED MAY 1, 2026
TO THE PROSPECTUS AND UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2026 FOR

Spinnaker® Variable Annuity

Notice of Portfolio Merger and Substitution
The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved an Agreement and Plan of Reorganization to merge the LVIP American Century Large Company Value Fund with and into the LVIP American Century Value Fund.

The merger is subject to certain conditions, including approval by shareholders of the LVIP American Century Large Company Value Fund. The merger is expected to be completed on or about June 5, 2026 (“Merger Date”).

As a result of the merger, two different share classes of the LVIP American Century Value Fund would become available under the Contract. The classes are identical, except that Service Class shares are subject to distribution (12b-1) fees and more expensive, while Standard Class II shares are not subject to distribution (12b-1) fees and less expensive. In order to offer only the less expensive share class, Symetra Life will substitute the Standard Class II shares for the Service Class shares of the LVIP American Century Value Fund (the “Substitution”) effective on the Merger Date.

Please take action!
If you are invested in the LVIP American Century Large Company Value Fund Service Class and do not want to be subject to the merger or Substitution, you will need to transfer your Contract Value invested in the LVIP American Century Large Company Value Fund into a new investment option offered under your Contract. This transfer will not count toward the number of free transfers allowed under your Contract. You will also need to provide us with updated investment instructions regarding any future purchase payments and systematic transfer strategies.

Where can I find information about the investment options available to me?
You can view the available investment options on the Annuities section of our website at www.symetra.com and then navigate to the Performance & Prospectus section, select the Statutory prospectus link for Spinnaker Variable Annuity and choose Select Funds.

When do I need to make these changes?
We need to receive transfer instructions and updated allocations for future purchase payments by the Merger Date. To access a Transfer Form, go to www.symetra.com, Help Center and select Forms. You may also call our Contact Center at 1-800-796-3872 for assistance in locating the form.

What happens on the Merger Date if I still have money invested in the LVIP American Century Large Company Value Fund?
If we do not receive transfer instructions from you prior to the Merger Date, the following will occur:

•Money remaining in the LVIP American Century Large Company Value Fund will be automatically transferred to the Standard Class II shares of the LVIP American Century Value Fund. This automatic transfer will not count toward the number of free transfers available under your Contract, and you will not be assessed any fees for this automatic transfer.
•Any purchase payments designated for the LVIP American Century Large Company Value Fund received after the Merger Date will be directed to the Standard Class II shares of the LVIP American Century Value Fund until we receive new allocation instructions from you.
•Dollar cost averaging and sub-account rebalancing scheduled transfer strategies will continue; but funds intended for the LVIP American Century Large Company Value Fund will be directed to the Standard Class II shares of the LVIP American Century Value Fund until we receive new allocation instructions from you. Appreciation or interest sweep scheduled transfer strategies will be canceled if you had earnings or interest transferred to the LVIP American Century Large Company Value Fund.
•Any transfer out of the LVIP American Century Value Fund Standard Class II within 30 days of the Merger Date will be free of any transfer fees and will not count against your number of free transfers.

What if I have questions?
Please contact us at 1-800-796-3872 or by email at regulatoryreports@symetra.com.